UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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BMC Software, Inc. may provide the following presentation to its stockholders.

June 2012 BMC Investor Presentation

Today’s Discussion
1.
BMC Software has an enviable position in an attractive, exciting market
2.
BMC has demonstrated an ability to deliver exceptional shareholder results over the long-term, across multiple technology shifts
3.
BMC’s Board is well equipped to create exceptional long-term value
BMC is a GREAT company that CAN CONTINUE to create exceptional long-term value by REMAINING OPEN TO ALL STRATEGIES that will deliver value to shareholders
© Copyright 6/19/2012 BMC Software, Inc

© Copyright 6/19/2012 BMC Software, Inc
Today’s Discussion
2.
3.  BMC’s Board is well equipped to create exceptional long-term value results over the long-term, across multiple technology shifts
BMC has demonstrated an ability to deliver exceptional shareholder
1. BMC Software has an enviable position in an attractive, exciting market

© Copyright 6/19/2012 BMC Software, Inc
Every Company Needs IT to Deliver Business Services…
But Managing IT Has Become Increasingly Complex
Making or fulfilling
a reservation
Using a mobile
device for work
Completing an
online transaction
•
Mainframe, Servers,
Smart phones—all
generations of
technology remain
in use
•
100’s of vendors,
millions of
combinations of
products and devices
•
Cloud, outsourcing,
other trends reduce
direct control over
assets
•
Centrally manage
fragmented islands of
technology
•
Simplify and automate
to lower cost
•
Decrease security and
availability risk
•
Increase agility to
drive business growth
Most services are
now IT-enabled
IT complexity is
increasing
Management of IT
delivers real benefits
IT Management Solutions are required for businesses
to stay efficient and deliver compelling services to
employees and customers

© Copyright 6/19/2012 BMC Software, Inc
BMC Makes IT Fast, Flexible, and Personal
Self service IT
Self service IT
anywhere, anytime
anywhere, anytime
Service outages fixed
Service outages fixed
before noticed
before noticed
Flex your
Flex your
infrastructure
infrastructure
beyond your walls
beyond your walls
BMC makes it possible to deliver IT-enabled business services more quickly, at lower cost, with greater reliability

bmcsoftware

NFL
TARGET
at&t
vodafone
LOCKHEED MARTIN
Walmart
Save money. Live better.
BBC
MetLife
Marriott
STANFORD UNIVERSITY
lenovo 联想
PEMEX
Dillard's
ExxonMobil
Bank of America
Fidelity INVESTMENTS
CARFAX VEHICLE HISTORY REPORTS
Capgemini CONSULTING.TECHNOLOGY.OUTSOURCING

CBOE

Customers validate the need for independent solutions for IT management and the success of BMC’s offerings
Vendor of Choice Among Leading Enterprises
and Institutions
20,000 customers in over 120
countries
Fortune 100: 93%
Fortune 500: 81%
Forbes Global 100: 96%
Forbes Global 500: 84%
“We experimented with packages from several
other vendors who claimed that they could provide
the same level of business functionality and
integration that we could get from BMC. BMC was
the only vendor that could provide the features, the
integration, and the quality support we were
looking for.”
- John Strege, Director of Systems Software

© Copyright 6/19/2012 BMC Software, Inc

BMC’s area of focus, software solutions to manage IT, is a large and attractive growth market
2011 2016
IT Management Software
$ billions
IT Management Software
market continues to grow,
driven by increasing
complexity and the need to
accelerate business services
Market trends such as cloud
and consumerization are
drivers of additional growth
17
25
Source: Leading Industry Analyst Firm
IT Management Software Market is Large and Growing
© Copyright 6/19/2012 BMC Software, Inc

bmcsoftware

Vendor & 2011 ITOM Market Share	Service Desk	IT Asset Management	IT Service Catalog	Event Correlation/ Business Service Mgmt.	Application Performance Monitoring	Network Fault and Performance Monitoring	IT Service View CMDB	IT Service Dependency Mapping	App Release Automation	IT Process Automation	Server Provisioning and Configuration Management	Network Configuration and Change Management	End-User Computing Management	Cloud Management Platform	Mainframe Management	DBMS Management	Storage Management
BMC 10%	+	●	●	+	●	○	+	+	+	+	+	+	▼	+	S	S	▼
CA 12%	●	●	+	+	+	+	▼	▼	○	+	▼	●	▼	●	+	●	S
HP 6%	●	+	●	+	+	●	●	+	●	+	+	+	●	●	○	▼	●
IBM 18%	▼	●	▼	+	●	●	●	●	▼	●	●	+	+	●	+	S	+
Microsoft 7%	▼	○	○	S	S	○	○	○	○	+	S	○	+	▼	○	○	S
VMware 2%	▼	○	○	▼	▼	○	○	S	○	S	●	○	S	S	○	○	S

Legend: + = Strong ● = Competitive S = Competitive in Self-Selected Subset ▼ = Weak ○ = N/A

Gartner

© Copyright 6/19/2012 BMC Software, Inc
From the Gartner Infrastructure and Operations Summit, June 5, 2012. “IT Operations Scenario”
session by Ronni Colville and Deb Curtis.
Gartner Competitive Positioning of Shipping Products
from Infrastructure and Operations Summit  June 5, 2012
Independent analysts illustrate that BMC’s solutions are
competitive in solving the full breadth of IT management problems bmcsoftware

Gartner

challengers
leaders
BMC Software
CA Technologies
Cisco (Tidal Enterprise Scheduler)
IBM Tivoli
UC4 Software
Orsyp
Redwood Software
Stonebranch
Allen Systems Group
Advanced Systems Concepts
Honico
SOS-Berlin
niche players
visionaries
ability to execute
completeness of vision

challengers
leaders
BMC Software (Remedy)
Service-now.com
CA Technologies
HP
IBM
FrontRange Solutions (ITSM)
Axios Systems
Numara Software
Hornbill
VMware
LANDesk Software
niche players
visionaries
ability to execute
completeness of vision

© Copyright 6/19/2012 BMC Software, Inc
Gartner Magic Quadrant for IT Service Desk
–
Gartner (February 2012)
Gartner Magic Quadrant for Workload Automation
BMC is a Recognized Market Leader by Leading
Third Parties
Independent research also confirms BMC leadership
in vision and execution in key solution areas
"BMC, a broad ITOM tools vendor, continues to provide innovation and leadership in this market in product functionality, pricing, go-to-market strategies and licensing. It has continued to improve its products with self-service functionality, policy-driven workload management, support for various mobile devices, support for virtual and cloud environments, workload life cycle management, integration with its other automation tools (ITPA, server configuration management, cloud life cycle management, etc.) to unify its automation capabilities, among other functionalities. It has also developed automated conversion toolsets to enable customers to migrate away from other workload automation tools, and has expanded its support for infrastructure platforms and applications."

bmcsoftware

IDC
Analyze the Future

ENDERLE GROUP

© Copyright 6/19/2012 BMC Software, Inc
Cloud Lifecycle Management
$0
$47
$80
FY2010 FY2011 FY2012
Cloud-Related License Bookings ($MM)
Recent BMC innovations, including Cloud Lifecycle Management, have been extremely successful in the market
Cloud Business is Accelerating Rapidly
“BMC is gaining traction and is well positioned to serve enterprise and service provider customers as they build out cloud infrastructure and migrate more diverse services to cloud environments.”
IDC, November 2011
Worldwide Cloud Systems Management Software 2011 Vendor Strategies
“BMC Cloud Planning and Design: Any enterprise project should have at the front end a solid plan; BMC has developed what may be the most advanced and, more importantly, hardware-independent planning tool.”
Rob Enderle, Enderle Group
December 28, 2011

© Copyright 6/19/2012 BMC Software, Inc
Today’s Discussion
BMC Software has an enviable position in an attractive, exciting market
BMC has demonstrated an ability to deliver exceptional shareholder results over the long-term, across multiple technology shifts
BMC’s Board is well equipped to create exceptional long-term value
1.
3.
2.

© Copyright 6/19/2012 BMC Software, Inc
BMC Has Delivered Strong Long-Term
Shareholder Returns
Outperformed S&P 500 and
NASDAQ over last 5 and 10
year periods
Share price performance over
last 1 and 2 year periods
impacted by sales force issues
which have been addressed
Positive momentum reflected
in share outperformance in
2012 relative to S&P 500 and
NASDAQ
Share Price Performance
To 3/31/12
BMC Performance
Relative to
BMC S&P 500 NASDAQ
YTD* 21% 11% 4%
Last 1
Year
(21%) (27%) (32%)
Last 2
Years
6% (13%) (23%)
Last 5
Years
30% 31% 3%
Last 10
Years
117% 92% 44%
BMC stock performance has been strong through multiple
technology cycles, over 5 and 10 year periods
*1/3/12-3/31/12
© Copyright 6/19/2012 BMC Software, Inc

New Investments Observed Results Expected Benefits
•
Greater productivity as
average sales force
tenure increases
•
Improved
predictability of long-
term performance
•
Sales capacity UP 25%
(including Numara
acquisition)
•
Attrition DOWN 54%
(from beginning of FY
through May relative
to same period)
BMC has made significant new
investments in its ESM direct
sales force:
•
New sales leadership
structure
•
Increased investment in sales
employee retention programs
•
Adjusted sales compensation
practices
•
New sales force
segmentation
Benefits from Investment in Sales Force will Continue to
be Realized Over Time
As of FY13 / May 2012
© Copyright 6/19/2012 BMC Software, Inc
Near-term results were impacted by ESM sales issues
but have been addressed with new leadership
and compensation adjustments

salesforce.com

remedyforce

SAP
Akamai
redhat
amazon web services
CiTRIX
DELL
vmware
Microsoft
NetApp
EMC2
VCE

LOCKHEED MARTIN
accenture
WIPRO
UNISYS
HCL
TATA
FUJITSU
Cognizant
Tech Mahindra
CSC

CISCO

Leading Technology Partners
Global System Integrators
and Outsourcers
BMC’s independence and architectural approach is attractive to key partners that expand BMC’s solution breadth and market reach
Unique Sales and Technology Partnerships will also
Deliver Long-Term Benefits
RemedyForce now has more than 200
customers in production in first 2 years
RemedyForce is the only 3 party product
resold by Salesforce.com
BMC’s Cloud Lifecycle
Management product resold by Cisco
in strategic service provider accounts
BMC’s BladeLogic integrated with
Cisco’s Unified Computing System
BMC’s independence and architectural approach is attractive to key partners that expand BMC’s solution breadth and market reach

© Copyright 6/19/2012 BMC Software, Inc
rd

10.7%
13.6%
11.6%
8.5%
13.8%
17.0%
17.7%
6.6%
Cash Flow
from
Operations
Non-GAAP
Diluted EPS
Non-GAAP
Operating
Income
Revenue
BMC Financial Performance vs. Peers
Last 5 Year Compound Annual Growth Rate (%)
BMC
Peer Median (1)
Note
(1) Peers include Adobe, CA, Citrix, Compuware,
Microsoft, Oracle, SAP and Symantec
BMC’s attractive long-term shareholder returns have been a direct result of strong financial performance
ESM 8.4%
BMC has Delivered Strong Financial Performance
© Copyright 6/19/2012 BMC Software, Inc

BMC has Outstanding Margin Performance
LTM Non-GAAP Operating Margin (%) LTM Non-GAAP Operating Margin (%)
LTM Revenues ($MM)
36,980
73,031
4,234
2,172
4,814
14,559
2,305
6,730
1,010
18%
25%
26%
33%
34%
37%
41%
46%
36%
Compuware
Symantec
Citrix
SAP
CA
BMC
Adobe
Microsoft
Oracle
Outstanding margin performance relative to similar sized
companies is a result of disciplined execution
21%
8%
0%
10%
20%
30%
BMC - ESM CA - Enterprise
Solutions &
Professional Services
60%
56%
50%
55%
60%
65%
BMC - MSM CA - Mainframe
Solutions
© Copyright 6/19/2012 BMC Software, Inc

© Copyright 6/19/2012 BMC Software, Inc
Return on Invested Capital
Last 5 Year Average
Percent of Free Cash Flow Returned
Last 5 Year Average
BMC has effectively managed its capital investments, including acquisitions, while returning a large fraction of cash flow
BMC is a Responsible Steward of Shareholder Capital
23%
13%
BMC Peers
87%
69%
BMC Peers

© Copyright 6/19/2012 BMC Software, Inc
Today’s Discussion
2.
3.  BMC’s Board is well equipped to create exceptional long-term value
1. BMC Software has an enviable position in an attractive, exciting market
BMC has demonstrated an ability to deliver exceptional shareholder results over the long-term, across multiple technology shifts

BMC has an Independent & Experienced Board
Committed to Delivering Shareholder Value
Nine of ten Board members
are independent of the
company
Appointed three new
directors in the past five years
(two in the past two years)
Lead Independent Director
with clearly delineated duties
Audit, Compensation,
Corporate Governance &
Nominating, and Mergers &
Acquisitions Committees
comprised solely of
independent directors
BMC’s Board is focused on good governance and open to all
strategies that will drive long-term shareholder value creation
Software and technology
expertise: years of service as
CEOs, CFOs, and COOs
Financial expertise: Former
CFOs, CIOs, and Private Equity
leadership
Governance expertise:
Diverse range of relevant
industry and governance
experience focused on
advancing the long-term
interests of all shareholders
Rated “low concern” in all
governance categories by ISS
Responsive to all
shareholder inquiries
Open to all strategies to
create long-term shareholder
value
Board  Independence
Breadth and Diversity of
Expertise
Shareholder Friendly Pro-
active Governance Practices

© Copyright 6/19/2012 BMC Software, Inc

BMC has addressed recent challenges and is now well positioned to continue to create long-term shareholder value
Note: Permission to use quotes was neither sought nor received
Equity Analysts Believe Company Has the Right
Capabilities and Approach
"We believe that management is focused on driving long-term shareholder value and delivering consistent results
... we don't believe management is necessarily opposed to selling at the right price but view the involvement of an activist shareholder as more along the lines of a short-term trade vs. ultimately maximizing the long-term value of the company.“
– May 14, 2012 (RBC)
“We see BMC as well positioned among the top four traditional management providers with a potential to capitalize on the opportunity created by the cloud adoption…we believe that the execution lapses at BMC are primarily fixable and BMC has the required capabilities to take the company forward.”
– May 30, 2012 (Mizuho Securities)
"We believe that BMC’s past restructurings have helped the company reconcile the vast majority of its inefficiencies. We believe the company is currently well managed from a financial/operational standpoint."
– May 15, 2012 (JP Morgan)

© Copyright 6/19/2012 BMC Software, Inc

© Copyright 6/19/2012 BMC Software, Inc
BMC’s Board Brings the Diversity of Experience Required
to Ensure Long-term Shareholder Value
The Elliott nominees would result in doubling-down of existing expertise at the expense of diversity of experience and critical
Board functions like M&A and risk management
Substantial Expertise
Decline in Expertise due to loss of BMC Directors
Software/IT Cloud/SaaS
M & A
Corporate
Finance
Governance
Risk
Management
Public Company
Board
Experience
Diversity of
Experience
BMC Board
Board with
Elliott
Nominees
(at expense of
BMC Directors)
Public
Company

© Copyright 6/19/2012 BMC Software, Inc
Summary: BMC’s Current Leadership is Aligned with
Shareholders’ Long-Term Interests
BMC Software is in an attractive, exciting market
BMC has demonstrated an ability to deliver exceptional shareholder results over the long-term, across multiple technology shifts
BMC’s Board has the best breadth and diversity of expertise to create exceptional long-term value
BMC’s Board has reviewed Elliott’s proposal and unanimously
determined that in its opinion the proposal is not in the best interests of shareholders as it is not aligned with long-term value creation for shareholders
BMC is a GREAT company that CAN CONTINUE to create
exceptional long-term value by REMAINING OPEN TO ALL
STRATEGIES that will deliver value to shareholders

© Copyright 6/19/2012 BMC Software, Inc
This presentation contains certain forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, which are identified by the use of the words “believe,” “expect,” “anticipate,” “estimate,”
“will,” “contemplate,” “would” and similar expressions that contemplate future events. Such forward-
looking statements are based on management’s reasonable current assumptions and expectations.
Numerous important factors, risks and uncertainties, including, but not limited to, those contained in our documents and reports filed with the U.S. Securities and Exchange Commission (SEC), affect our operating results and could cause our actual results, levels of activity, performance or achievement to differ materially from the results expressed or implied by these or any other forward-looking statements made by us or on our behalf. There can be no assurance that future results will meet expectations. You should carefully review the cautionary statements described in the documents and reports we file from time to time with the SEC, specifically our Annual Reports on Form 10-K, our
Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Information contained on our website is not part of this Presentation.
Readers are cautioned not to place undue reliance on any forward-looking statements contained in this presentation, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-
looking statements.
Forward Looking Statements

© Copyright 6/19/2012 BMC Software, Inc
BMC Software, Inc. (BMC), its directors and certain of its executive officers are deemed participants in the solicitation of proxies from BMC stockholders in connection with the matters to be considered at
BMC’s 2012 Annual Meeting. In connection with the solicitation of proxies, BMC has filed a definitive proxy statement and other relevant documents concerning the proposals to be presented at BMC’s
2012 Annual Meeting with the U.S. Securities and Exchange Commission.  In connection with the 2012
Annual Meeting, BMC has mailed the definitive proxy statement to stockholders. INVESTORS AND
SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ BMC’S DEFINITIVE PROXY STATEMENT
(INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD
AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY
BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement BMC filed with the SEC on June 5, 2012.
Additional information can also be found in BMC’s Annual Report on Form 10-K for the year ended
March 31, 2012, filed with the SEC on May 10, 2012. To the extent holdings of BMC securities have changed since the amounts printed in the definitive proxy statement for the 2012 Annual Meeting, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership of
Securities on Form 4 filed with the SEC. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by BMC with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the
Investors section of our corporate website at http://investors.bmc.com.
Certain Information Regarding Participants

© Copyright 6/19/2012 BMC Software, Inc
Non-GAAP  Financial Measures
This presentation includes the following non-GAAP financial measures:
Non-GAAP Operating Income/Margin and Non-GAAP Diluted Earnings per Share are non-GAAP
financial measures regularly used by us in our quarterly earnings release and other public disclosures, wherein we also provide reconciliations to comparable GAAP measures of operating income and diluted earnings per share, respectively. In comparison to the comparable GAAP measures, these non-GAAP financial measures exclude share-based compensation expense; the amortization of intangible assets; severance, exit costs and related charges; as well as the related tax impacts of these items; and certain discrete tax items.
Return on Invested Capital (ROIC) is a non-GAAP financial measure. Annual ROIC was calculated as
X/Y, where:  X = reported earnings before income taxes adjusted to add back interest expense and gain (loss) on investments, net, for the applicable fiscal year period, tax effected based on the
Company’s effective consolidated tax rate for the fiscal year period; and Y = total capital, calculated as reported total stockholders’ equity plus total borrowings (current and long-term portions) as of the end of the applicable fiscal year period.
Return of Capital as a Percentage of Free Cash Flow (Percent of Free Cash Flow Returned) is a non-
GAAP financial measure calculated annually as X/Y, where:  X = treasury stock acquired plus dividends paid (return of capital) for the applicable fiscal year period; and Y = free cash flow, calculated as net cash provided by operating activities minus cash paid for the capitalization of software development costs and minus cash paid for purchases of property and equipment for the applicable fiscal year period.

Appendix

© Copyright 6/19/2012 BMC Software, Inc
Governance Overview
The company's charter and bylaws may be amended by a simple majority vote
Mergers/business combinations may be approved by a simple majority vote
No supermajority voting requirements for any matter
Shareholders have the ability to take action without a meeting by written consent
Annually elected directors (declassified board)
Majority vote standard to elect directors (with resignation policy)
Four standing committees (Audit, Compensation, Corporate Governance & Nominating, and Mergers &
Acquisitions) comprised of all independent directors
Any director who attends less than 75% of meetings of the Board for two consecutive years is not eligible for re-
nomination to the Board
Each Board member attended at least 75% of Board and Committee Meetings in fiscal 2012
Each Board member was in attendance at BMC’s 2011 Annual Meeting
The company discloses board/governance guidelines
Shareholder Rights
Board Level Governance

© Copyright 6/19/2012 BMC Software, Inc
Governance Overview
Membership on the Board will be predominantly non-employee directors who, at a minimum, meet the criteria for independence required by the NASDAQ
The Board has adopted additional independence criteria set forth in the Guidelines
The Board conducts an annual evaluation of itself, its committees and each individual director
The Board will appoint an independent director as Lead Director when the Chairman is not independent. The
Chairman and Lead Director are reviewed annually and are subject to removal/rotation at the Board’s discretion
To effectively discharge their oversight duties, the Board has direct access to management
2011 Say on Pay Proposal received over 95% of votes cast “for”
All directors received over 96% of votes cast “for” election at the 2011 Annual Meeting
Governance Risk Indicator (GRI®) shows low concern (highest rating) in all 4 dimensions of governance¹:
-
Audit, Board, Compensation and Shareholder Rights
Annual Say on Pay vote
Directors are subject to robust stock ownership guidelines, to further align interests with shareholders
BMC Corporate Governance Guidelines
Other Items
1. Source – Yahoo Finance, Institutional Shareholder Services as of June 1, 2012

© Copyright 6/19/2012 BMC Software, Inc
Compensation (Pay for Performance) Overview
Increased use of performance-based equity awards directly tied to total shareholder return (TSR)
Reduction of planned equity award to CEO during Fiscal 2012
Reduced payout during Fiscal 2012 under the short-term incentive program, despite record results in multiple areas
No payout to NEOs under cash LTIP program vesting in Fiscal 2012
Competitive mix of performance-based compensation vs. peers, with over 50% of compensation awarded to
NEOs in Fiscal 2012 being performance-based
No bonuses paid to executives in excess of plan design and metrics achievement
Fiscal 2012 Compensation Program
Base 7%
Short Term
Incentive
Cash Plan
12%
Performance-
based RSUs
44%
Time-based
RSUs 37%
CEO Target Pay Summary
Base 12%
Short Term
Incentive
Cash Plan
13%
Performance-
based RSUs
38%
Time-based
RSUs 37%
Other NEO Target Pay Summary

© Copyright 6/19/2012 BMC Software, Inc
Compensation (Pay for Performance) Overview
Equity utilization within institutional investor advisory services guidelines
Balance of short-term and long-term compensation plans, addressing retention, attraction, performance and risk concerns
Realizable pay reflects linkage of compensation with performance
CEO compensation over last 5 fiscal years in line with our TSR
Multiple and balanced incentive plan metrics: internal measures (booking and operating margin), which drive shareholder value, and TSR, which contrasts actual shareholder value over time to that of the NASDAQ 100
Semi-annual awarding of equity; allowing mid-year adjustments as appropriate
Compensation Program Design Features
Compensation Policies
Introduction of "Clawback" policy, applicable to our executive officers, in advance of Dodd-Frank regulations
Ownership guidelines implemented for executives during Fiscal 2012
Rigorous Compensation Committee review; which conducted seven meetings during Fiscal 2012
Independent Compensation Consultant (Compensia) selected and managed by the Compensation Committee
No "problematic" pay practices, as defined by ISS, e.g., no “single triggers”
Elimination of tax gross-ups for executives, applicable to 280G or other payments, excluding relocation expenses
Very limited executive perquisites

© Copyright 6/19/2012 BMC Software, Inc
Robert E.
Beauchamp,
52, is our current Chairman, President and Chief Executive Officer. He has served as President and Chief
Executive Officer and as a member of the Board since January 2001.  He has served as Chairman of the Board since October
2008. Mr. Beauchamp brings years of experience and expertise in key areas such as business strategy, research and development, marketing and sales.  After joining BMC Software as a sales executive in 1988, he rose rapidly through the BMC ranks progressing from senior account representative to sales manager. He joined our marketing organization in 1994, becoming Vice President,
Strategic Marketing & Development in 1996, and subsequently assumed responsibility for our mergers and acquisitions efforts.
Prior to his selection as President and Chief Executive Officer, he further developed his knowledge of our company and the software business as Senior Vice President of Product Management and Development.  As Chief Executive Officer, Mr. Beauchamp
has led BMC’s highly successful transformation from a mainframe tools vendor to the company that delivers the industry’s most strategic enterprise management and automation solutions, enabling customers to automate IT and prove their business value.
Mr. Beauchamp has served on the boards of numerous non-profit, industry and civic organizations during his career and currently serves on the Board of National Oilwell Varco, Inc., a public company, and as a member of the Board of Regents for Baylor
University.
Jon E.
Barfield,
60, is a highly respected business leader currently serving as our Lead Independent Director. Mr. Barfield has been a leader in the field of talent acquisition for over 30 years, with strong experience in information technology.  He is currently the
President and Chief Executive Officer of LJ Holdings Investment Company, LLC, a private investment company, and is a member of the Board of Directors of CMS Energy.  In 2012, he retired from the Bartech Group, Inc. where he served since 1981 as President, and from 1995 to 2012 as Chairman and President of one of the largest, independent talent acquisition and management firms in the U.S. specializing in managing human capital procurement for regional, national and global corporations, the placement of engineering and information technology professionals and business process consulting services.  The Bartech Group manages more than $2 billion in human capital procurement for regional, national and global corporations, employing and managing more than
25,000 consultants for clients worldwide.  Mr. Barfield has extensive public company board experience having served on the
Boards of Dow Jones & Company, which was acquired by News Corp, Motorola Mobility Holdings, Inc., which was acquired by
Google, and National City Corporation, which was acquired by PNC Bank.  Mr. Barfield is a graduate of Princeton University and
Harvard Law School, and currently serves as a director of Blue Cross Blue Shield of Michigan and Business Leaders for Michigan.
Mr. Barfield brings to the Board experience regarding legal risk oversight and risk management, financial reporting, attracting and retaining key talent and related human resources experience, corporate governance, and mergers and acquisitions.
Director Bios
Robert E. Beauchamp Director since 2001
Jon E. Barfield Director since 2001

Director Bios
Gary L. Bloom
Meldon K. Gafner Director since 1987
Mark J. Hawkins

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Gary L. Bloom, 51, has extensive experience in enterprise software, and is currently the President and Chief Executive Officer of
MarkLogic, an enterprise software company powering over 500 of the world’s most critical Big Data Applications.  Mr. Bloom was
Chief Executive Officer of VERITAS Software, a publicly traded software company and leading independent supplier of storage and infrastructure software products and services, until it merged with Symantec in 2005 where he then served as Vice Chairman and
President.  More recently, Mr. Bloom served as Chief Executive Officer of eMeter, Inc., a software company that was acquired by
Siemens Corporation in 2012.  Mr. Bloom joined VERITAS after a 14-year career with Oracle, rising to the rank of Executive Vice
President.  Through his more than 20 years of software company experience, including as a former Chief Executive Officer of
VERITAS Software and service on other public software company boards, Mr. Bloom brings to the Board extensive knowledge of the software industry and specific insights into the operational and strategic issues facing BMC.

64, is an industry-veteran in communications technology and data distribution, having served as a consultant in communications technology to venture capital firms.  From 1988 to 1997, he served in various leadership roles, including Chief
Executive Officer and Vice Chairman of Comstream Corporation, a privately held manufacturer of high-speed satellite earth stations for data distribution.  Prior to Comstream, he was an executive officer of Integrated Software Systems Corporation, a publicly traded software company.  As a result of his professional experiences, Mr. Gafner possesses knowledge and experience in management of companies focusing on technology-driven innovation.

53, has had key leadership roles at several top technology companies, having served as Executive Vice President and Chief Financial Officer of Autodesk, Inc. – a publicly traded software company which focuses on 3D design software – since
2009.  Prior to joining Autodesk, Mr. Hawkins served as Chief Financial Officer and Senior Vice President of Finance and Information
Technology at Logitech International S.A., a publicly traded multi-national technology company.  Mr. Hawkins also held positions at
Dell Inc. and Hewlett-Packard Company, where he served in various financial and business-management roles.  As Chief Financial
Officer of Autodesk, Mr. Hawkins brings to the Board global financial management expertise in the technology industry, including experience in the areas of accounting, capital markets and information technology management.
Meldon K. Gafner,
Mark J. Hawkins,
Director since 2007
Director since 2010

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P. Thomas
Jenkins,
52, acquired his enterprise software expertise at OpenText Corporation, a publicly traded software company and a leader in providing enterprise content management.  Mr. Jenkins currently serves as Executive Chairman of the Board and
Chief Strategy Officer at OpenText.  He served as Chief Executive Officer of OpenText from 1997 to 2005 and was appointed Chief
Strategy Officer in 2005.  Mr. Jenkins also held progressive executive positions at OpenText from 1994 to 1997.  A respected technology businessman, Mr. Jenkins is the Chair of the federal centre of excellence Canadian Digital Media Network (CDMN).  He is also an appointed member of the Social Sciences and Humanities Research Council of Canada (SSHRC), appointed chair of the
Government of Canada’s Research and Development Review Panel, past appointed member of the Government of Canada’s
Competition Policy Review Panel and past appointed member of the Province of Ontario’s Ontario Commercialization Network
(OCN) Review Committee.  Mr. Jenkins brings to the Board a wealth of executive knowledge and extensive business strategy, operational and management experience in the software industry.
Director Bios
Stephan A. James Director since 2010
P. Thomas Jenkins Director since 2004
Stephan A.
James,
65, obtained a wealth of experience in multinational management and technology services as the former Chief
Operating Officer of Accenture Ltd., where he also served as a member of the Board and Vice Chairman from 2001 to 2004.  Mr.
James currently serves as a Director at Fidelity National Information Services, Inc., the largest global provider dedicated to banking and payment technologies, and Navigant Consulting, Inc., which is dedicated to assisting clients in creating and protecting value in the face of critical business risks and opportunities.  He also previously served as a director of CDW
Corporation and Metavante Technologies.  Mr. James brings to the Board valuable and extensive business and strategic experience in the management and operations of a large, complex international technology-based professional services and outsourcing organization.

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Louis J. Lavigne,
Jr.,
64, developed strong leadership skills and financial acumen at Genentech, Inc., a multi-billion dollar leading multinational biotechnology corporation.  Mr. Lavigne joined Genentech in 1982 and held a variety of key strategic positions before retiring in 2005 as the Company’s Executive Vice President and Chief Financial Officer.  He was responsible for
Genentech’s Financial, Corporate Relations, and Information Technology groups.  In June, 2006, he received the Bay Area CFO of the Year-Hall of Fame-Lifetime Achievement Award.  Currently, Mr. Lavigne is Managing Director of Lavrite, LLC, a management consulting firm specializing in the areas of corporate finance, accounting, growth strategy and management.  Mr. Lavigne serves as a director and as Chairperson of the Board of Accuray Incorporated and as a director of Allergan, Inc., both public companies.
He also serves as a director of SafeNet, Inc., a private software company focused on data protection.  Mr. Lavigne also serves as a trustee of the California Institute of Technology (CalTech), Babson College and Children’s Hospital Oakland.  As the former
Chief Financial Officer of Genentech and a current and former member of numerous public company boards, Mr. Lavigne brings to the Board financial expertise and extensive experience in business operations, strategy, accounting and public company governance.
Kathleen A.
O’Neil,
60, is an expert in global finance, risk management, strategy development and corporate governance and has excelled in a diverse set of leadership roles ranging from the Federal Reserve Bank to IBM to Liberty Street Advisors, LLC, a
company she founded in 2001.  She is currently the President and Chief Executive Officer of Liberty Street, which advises public and private companies on corporate governance, risk management and strategy development.  She is well known in the global financial community through over 20 years of executive roles at the Federal Reserve Bank of New York.  At IBM, Ms. O’Neil was
the General Manager of the Global Financial Markets Infrastructure Group.  Ms. O’Neil currently serves as a Lead Independent
Director on the Board of Guidance Software, a publicly traded software company.  Ms. O’Neil also serves on the Board of
Trustees of the Motley Fool Funds Trust and is a member of the Board of directors of MetLife Bank, N.A., a subsidiary of MetLife,
Inc.  As a result of Ms. O’Neil’s professional experiences, she provides the Board with financial expertise, experience in risk management, executive managerial experience and extensive knowledge of corporate governance.
Director Bios
Louis J. Lavigne, Jr. Director since 2008
Kathleen A. O’Neil Director since 2002

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Tom C.
Tinsley,
59, has a strong background in finance, private equity and technology. He is currently an Advisory Director for
General Atlantic Partners.  From 2001 to 2011, Mr. Tinsley was a Managing Director at General Atlantic, a global private equity firm with more than 50 portfolio companies and $17 billion in assets under management.  Prior to General Atlantic, Mr. Tinsley served as Chairman of the Board of Managing Directors of Baan Company N.V., a software company based in The Netherlands.
From 1978 to 1995, Mr. Tinsley worked at McKinsey & Company Inc. where he was a Director and a lead Director in the Firm’s technology practice.  Mr. Tinsley also serves on the Boards of Intermedia, a private company and premier provider of cloud services to small and mid-sized businesses, and Net1 UEPS Technologies, Inc., a public technology company based in
Johannesburg, South Africa.  Mr. Tinsley brings to the Board managerial experience in the software industry and the Board values and benefits from Mr. Tinsley’s experience in evaluating, investing in and acquiring technology companies.  Mr. Tinsley received his undergraduate degree from the University of Notre Dame and his M.B.A. from Stanford’s Graduate School of Business.
Director Bios
Tom C. Tinsley Director since 1997

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